UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2023

PRESTIGE CONSUMER HEALTHCARE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32433	20-1297589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 White Plains Road, Tarrytown, New York 10591

(Address of Principal Executive Offices) (Zip Code)

(914) 524-6800

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PBH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 8, 2023, Prestige Consumer Healthcare Inc. (the “Company”) and its wholly owned subsidiary, Prestige Brands, Inc. (the “Borrower”) entered into Amendment No. 9 (the “Amendment”) to the ABL Credit Agreement (as amended by Incremental Amendment, dated as of September 12, 2012, Incremental Amendment, dated as of June 11, 2013, Amendment No. 3, dated as of September 3, 2014, Amendment No. 4, dated as of June 9, 2015, Amendment No. 5, dated as of February 4, 2016, Amendment No. 6, dated as of January 26, 2017, Amendment No. 7, dated as of December 11, 2019, Amendment No. 8, dated as of April 4, 2023 and as further amended by the Amendment, the “Credit Agreement”), dated as of January 31, 2012, among the Borrower, the Company, the other guarantors from time to time party thereto, each lender from time to time party thereto and Citibank, N.A., as administrative agent, L/C issuer and swing line lender.

The Amendment provides for (i) a $25 million increase in the aggregate revolving commitments of all lenders under the Credit Agreement, (ii) an extension of the maturity date of the Credit Agreement to the date that is five years from the effective date of the Amendment and (iii) increased flexibility under the Credit Agreement, including, but not limited to, increased flexibility relating to restricted payments, debt incurrence and borrowing base calculations.

The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and which is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index immediately following the signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2023	PRESTIGE CONSUMER HEALTHCARE INC.

	By:	/s/ Christine Sacco
Christine Sacco
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment No.9 to the ABL Credit Facility, dated as of December 8, 2023, among Prestige Consumer Healthcare Inc., Prestige Brands, Inc., the other guarantors from time to time thereto, each lender from time to time party thereto and Citibank, N.A., as administrative agent

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).